UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05848

                                     The Gabelli Value Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Value Fund Inc. Annual Report — December 31, 2012	Christopher J. Marangi Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. increased 17.0% compared with increases of 16.0% and 10.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

The stock market started the year with the best first quarter in over a decade. While gains were broad based, financials and housing related companies led the way. While the U.S. economy added 284,000 jobs in January 2012 and 227,000 in February, the unemployment rate continued to be high by historical standards.

Data emanating from the second quarter – oil down 18%, copper lower by 9%, a slackening in job creation, and deceleration of production and retail sales – pointed to certain regions in recession. Central bankers hinted of further easing in order to soothe market nerves and prevent a negative feedback loop from emerging.

U.S. stock prices marched upward each month during the third quarter, with the S&P finishing up 6.35% for the quarter and 16.00% year to date. While economic growth remained sluggish, the market decided to focus instead on monetary policy, both in the U.S. and abroad. In late July, European Central Bank President Mario Draghi vowed to do “whatever it takes to preserve the euro” and followed up in September by announcing Outright Monetary Transactions that would “provide a fully effective backstop to avoid destructive scenarios.” Ben Bernanke paved the way in August with the announcement of an additional round of quantitative easing, which is being called “QE3” or even “QE infinity.”

The developed world continued major deleveraging as overconsumption financed by debt constrained growth and pressured federal, state, and local government budgets. The developing world faced its own issues as nations, primarily in Asia and Latin America, attempted to command economic forces largely beyond their control. China underwent its own political transition, and was hard pressed to engineer a “soft landing” for its economy.

Some contributors to returns for the year were CBS Corp. (4.2% of net assets as of December 31, 2012), The Madison Square Garden Co. (2.4%), and Diageo plc (3.3%). Some of the larger detractors to performance were Newmont Mining Corp. (3.4%), National Fuel Gas Co. (2.3%), and Swedish Match AB (3.9%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (9/29/89)
Class A (GABVX)	16.95%	3.36%	8.35%	10.51%
With sales charge (b)	10.23	2.14	7.71	10.22
S&P 500 Index	16.00	1.66	7.10	8.55
Dow Jones Industrial Average	10.14	2.60	7.32	9.73
Nasdaq Composite Index	17.60	3.77	9.43	8.29
Class AAA (GVCAX)	16.97	3.37	8.36	10.51
Class B (GVCBX)	16.06	2.55	7.53	10.04
With contingent deferred sales charge (c)	11.06	2.19	7.53	10.04
Class C (GVCCX)	16.09	2.57	7.54	10.06
With contingent deferred sales charge (d)	15.09	2.57	7.54	10.06
Class I (GVCIX)	17.17	3.62	8.49	10.57

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.43%, 1.43%, 2.18%, 2.18%, and 1.18%, respectively. See page 11 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class B Shares and Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.

(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Value Fund Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Value Fund Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,105.10	1.42%	$ 7.51
Class A	$1,000.00	$1,105.10	1.41%	$ 7.46
Class B	$1,000.00	$1,100.50	2.15%	$11.35
Class C	$1,000.00	$1,100.90	2.16%	$11.41
Class I	$1,000.00	$1,105.60	1.17%	$ 6.19
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.00	1.42%	$ 7.20
Class A	$1,000.00	$1,018.05	1.41%	$ 7.15
Class B	$1,000.00	$1,014.33	2.15%	$10.89
Class C	$1,000.00	$1,014.28	2.16%	$10.94
Class I	$1,000.00	$1,019.25	1.17%	$ 5.94

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The Gabelli Value Fund Inc.

Entertainment	14.4%
Cable and Satellite	13.4%
Food and Beverage	8.6%
Broadcasting	6.1%
Diversified Industrial	5.9%
Financial Services	5.5%
Metals and Mining	5.1%
Consumer Products	5.0%
Energy and Utilities	4.0%
Equipment and Supplies	3.2%
Aerospace	2.8%
Telecommunications	2.6%
Consumer Services	2.6%
Business Services	2.3%
Machinery	2.2%
Automotive: Parts and Accessories	2.2%
Publishing	1.9%

Hotels and Gaming	1.9%
Environmental Services	1.8%
Retail	1.3%
Electronics	1.0%
Automotive	1.0%
Wireless Communications	1.0%
Aviation: Parts and Services	0.8%
Computer Software and Services	0.8%
Real Estate	0.7%
Specialty Chemicals	0.7%
Health Care	0.6%
Communications Equipment	0.3%
U.S. Government Obligations	0.0%
Other Assets and Liabilities (Net)	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Value Fund Inc.

Schedule of Investments — December 31, 2012

			Market
Shares		Cost	Value

	COMMON STOCKS — 99.7%
	Aerospace — 2.8%
122,000	Exelis Inc.	$1,266,524	$1,374,940
920,000	Rolls-Royce Holdings plc	6,481,183	13,054,469
6,000	The Boeing Co.	438,267	452,160

		8,185,974	14,881,569

	Automotive — 1.0%
54,000	Fiat Industrial SpA	525,492	588,398
174,000	Ford Motor Co.	2,213,116	2,253,300
100,000	Navistar International Corp.†	3,119,325	2,177,000

		5,857,933	5,018,698

	Automotive: Parts and Accessories — 2.2%
8,000	BorgWarner Inc.†	377,764	572,960
38,000	China Yuchai International Ltd.	300,576	599,260
149,000	Genuine Parts Co.	3,878,297	9,473,420
25,000	Tenneco Inc.†	828,780	877,750

		5,385,417	11,523,390

	Aviation: Parts and Services — 0.8%
111,477	BBA Aviation plc	222,905	403,830
29,000	Curtiss-Wright Corp.	601,942	952,070
296,000	GenCorp Inc.†	2,236,460	2,708,400

		3,061,307	4,064,300

	Broadcasting — 6.1%
584,000	CBS Corp., Cl. A, Voting	11,452,853	22,180,320
86,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,332,427	9,976,860

		12,785,280	32,157,180

	Business Services — 2.3%
45,000	Ascent Capital Group Inc., Cl. A†	1,175,027	2,787,300
25,000	Blucora Inc.†	377,785	392,750
10,000	Broadridge Financial Solutions Inc.	113,116	228,800
65,000	Clear Channel Outdoor Holdings Inc., Cl. A	105,858	456,300
2,800	Equinix Inc.†	235,426	577,360
49,250	Fidelity National Information Services Inc.	1,064,884	1,714,392
30,000	Intermec Inc.†	182,856	295,800
115,000	Internap Network Services Corp.†	676,769	798,100
27,500	Macquarie Infrastructure Co. LLC	652,324	1,252,900
5,100	MasterCard Inc., Cl. A	1,107,728	2,505,528
41,000	The Brink’s Co.	1,121,870	1,169,730

		6,813,643	12,178,960

	Cable and Satellite — 13.4%
130,000	Adelphia Communications Corp., Cl. A†(a)	91,925	0

			Market
Shares		Cost	Value

130,000	Adelphia Communications Corp., Escrow†(a)	$0	$0
130,000	Adelphia Recovery Trust†	0	520
223,000	AMC Networks Inc., Cl. A†	694,019	11,038,500
759,000	Cablevision Systems Corp., Cl. A	1,424,481	11,339,460
130,000	Comcast Corp., Cl. A, Special	2,480,271	4,673,500
247,000	DIRECTV†	3,415,720	12,389,520
170,000	DISH Network Corp., Cl. A	3,136,053	6,188,000
92,000	EchoStar Corp., Cl. A†	2,334,643	3,148,240
140,000	Liberty Global Inc., Cl. A†	2,522,198	8,818,600
170,000	Rogers Communications Inc., Cl. B	543,603	7,738,400
90,000	Scripps Networks Interactive Inc., Cl. A	2,946,856	5,212,800

		19,589,769	70,547,540

	Communications Equipment — 0.3%
50,000	Corning Inc.	608,170	631,000
22,000	Loral Space & Communications Inc.	849,588	1,202,520

		1,457,758	1,833,520

	Computer Software and Services — 0.8%
65,000	EarthLink Inc.	465,473	419,900
32,000	eBay Inc.†	790,098	1,632,640
45,000	RealD Inc.†	484,367	504,450
75,000	Yahoo! Inc.†	1,251,039	1,492,500

		2,990,977	4,049,490

	Consumer Products — 5.0%
16,000	Avon Products Inc.	285,884	229,760
26,000	Blyth Inc.	652,645	404,300
55,000	Energizer Holdings Inc.	1,336,532	4,398,900
566	Givaudan SA	161,059	595,920
200	National Presto Industries Inc.	5,966	13,820
610,000	Swedish Match AB	9,321,932	20,467,312
1,000	The Estee Lauder Companies Inc., Cl. A	33,385	59,860

		11,797,403	26,169,872

	Consumer Services — 2.6%
19,000	Coinstar Inc.†	872,504	988,190
238,000	Liberty Interactive Corp., Cl. A†	3,309,709	4,683,840
18,219	Liberty Ventures, Cl. A†	619,100	1,234,519
202,000	Rollins Inc.	662,012	4,452,080
52,500	The ADT Corp.	1,340,066	2,440,725

		6,803,391	13,799,354

	Diversified Industrial — 5.9%
41,000	Ampco-Pittsburgh Corp.	205,014	819,180
125,000	Crane Co.	3,271,960	5,785,000
5,000	Eaton Corp. plc	259,545	271,017

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — December 31, 2012

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
68,000	Fortune Brands Home & Security Inc.†	$833,555	$1,986,960
68,000	Griffon Corp.	733,354	779,280
232,000	Honeywell International Inc.	6,372,761	14,725,040
62,000	ITT Corp.	1,088,182	1,454,520
90,900	Katy Industries Inc.†	167,685	16,362
15,079	Pentair Ltd.	414,241	741,133
6,000	Precision Castparts Corp.	738,419	1,136,520
10,000	Smiths Group plc	151,874	193,473
98,000	Tyco International Ltd.	1,807,505	2,866,500

		16,044,095	30,774,985

	Electronics — 1.0%
25,000	LSI Corp.†	149,083	177,000
165,000	Texas Instruments Inc.	3,807,774	5,105,100

		3,956,857	5,282,100

	Energy and Utilities — 4.0%
2,000	Chevron Corp.	135,096	216,280
75,000	ConocoPhillips	1,467,142	4,349,250
26,000	CONSOL Energy Inc.	1,069,192	834,600
200,000	GenOn Energy Inc., Escrow†(a)	0	0
240,000	National Fuel Gas Co.	10,705,193	12,165,600
7,300	Occidental Petroleum Corp.	567,572	559,253
32,000	Phillips 66	370,157	1,699,200
23,000	Southwest Gas Corp.	608,479	975,430
30,000	Weatherford International Ltd.†	552,561	335,700

		15,475,392	21,135,313

	Entertainment — 14.4%
41,700	Discovery Communications Inc., Cl. A†	581,145	2,647,116
87,700	Discovery Communications Inc., Cl. C†	1,241,289	5,130,450
53,000	Dover Motorsports Inc.	209,213	89,570
238,000	Grupo Televisa SAB, ADR	2,248,767	6,326,040
284,000	The Madison Square Garden Co., Cl. A†	1,155,535	12,595,400
120,000	Time Warner Inc.	3,456,709	5,739,600
719,000	Viacom Inc., Cl. A	22,272,016	39,020,130
190,000	Vivendi SA	2,757,947	4,250,924

		33,922,621	75,799,230

	Environmental Services — 1.8%
25,000	Progressive Waste Solutions Ltd.	484,034	540,000
278,000	Republic Services Inc.	3,705,469	8,153,740
25,000	Waste Management Inc.	704,929	843,500

		4,894,432	9,537,240

	Equipment and Supplies — 3.2%
138,000	CIRCOR International Inc.	1,731,208	5,463,420
44,000	Flowserve Corp.	603,146	6,459,200

			Market
Shares		Cost	Value

51,000	Gerber Scientific Inc., Escrow†(a)	$0	$510
65,000	GrafTech International Ltd.†	732,699	610,350
25,000	Sealed Air Corp.	372,835	437,750
88,000	Watts Water Technologies Inc., Cl. A	1,237,166	3,783,120

		4,677,054	16,754,350

	Financial Services — 5.5%
223,000	American Express Co.	5,951,965	12,818,040
105,000	H&R Block Inc.	1,843,667	1,949,850
5,000	Interactive Brokers Group Inc., Cl. A	74,363	68,400
27,000	JPMorgan Chase & Co.	1,092,710	1,187,190
51,000	Kinnevik Investment AB, Cl. B	800,911	1,064,207
54,000	Legg Mason Inc.	1,322,015	1,388,880
18,000	Loews Corp.	703,727	733,500
13,000	Morgan Stanley	329,939	248,560
14,000	PNC Financial Services Group Inc.	868,578	816,340
30,000	SLM Corp.	355,829	513,900
19,000	State Street Corp.	867,339	893,190
20,000	Steel Excel Inc.†	586,331	499,000
102,000	The Bank of New York Mellon Corp.	2,842,395	2,621,400
3,800	The Goldman Sachs Group Inc.	453,865	484,728
99,000	Wells Fargo & Co.	3,048,243	3,383,820

		21,141,877	28,671,005

	Food and Beverage — 8.6%
81,000	Beam Inc.	3,657,011	4,948,290
54,000	Davide Campari - Milano SpA	254,633	413,411
230,000	DE Master Blenders 1753 NV†	2,618,514	2,647,004
150,000	Diageo plc, ADR	5,798,723	17,487,000
55,000	Dr Pepper Snapple Group Inc.	1,458,382	2,429,900
72,000	Fomento Economico Mexicano SAB de CV, ADR	887,700	7,250,400
60,000	Hillshire Brands Co.	1,736,615	1,688,400
6,000	John Bean Technologies Corp.	87,400	106,620
22,000	Kerry Group plc, Cl. A	256,795	1,156,336
10,000	Kikkoman Corp.	106,788	141,975
21,000	Kraft Foods Group Inc.	654,237	954,870
80,000	Mondelez International Inc., Cl. A	1,620,935	2,037,600
4,000	Nestlé SA	227,114	260,646
12,000	Pernod-Ricard SA	886,247	1,385,005
11,000	Ralcorp Holdings Inc.†	733,769	986,150
14,000	Remy Cointreau SA	825,768	1,528,801

		21,810,631	45,422,408

	Health Care — 0.6%
4,000	Chemed Corp.	125,792	274,360
28,000	Covidien plc	1,113,252	1,616,720

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — December 31, 2012

			Market
Shares		Cost	Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
18,600	Mead Johnson Nutrition Co.	$759,054	$1,225,554

		1,998,098	3,116,634

	Hotels and Gaming — 1.9%
13,000	Accor SA	450,008	458,072
31,000	Dover Downs Gaming & Entertainment Inc.	191,529	68,200
25,000	International Game Technology	364,423	354,250
335,000	Ladbrokes plc	1,750,361	1,079,136
49,000	Las Vegas Sands Corp.	1,109,843	2,261,840
34,900	MGM Resorts International†	436,481	406,236
133,541	Ryman Hospitality Properties Inc.	3,792,196	5,135,973

		8,094,841	9,763,707

	Machinery — 2.2%
48,000	CNH Global NV	978,159	1,933,920
57,500	Deere & Co.	1,227,099	4,969,150
125,000	Xylem Inc.	3,070,752	3,387,500
34,000	Zebra Technologies Corp., Cl. A†	919,422	1,335,520

		6,195,432	11,626,090

	Metals and Mining — 5.1%
168,000	Barrick Gold Corp.	3,841,220	5,881,680
30,000	Freeport-McMoRan Copper & Gold Inc.	500,054	1,026,000
90,000	Kinross Gold Corp.	734,770	874,800
38,000	Materion Corp.	902,343	979,640
389,000	Newmont Mining Corp.	7,799,141	18,065,160

		13,777,528	26,827,280

	Publishing — 1.9%
268,000	Media General Inc., Cl. A†	4,472,509	1,152,400
33,000	Meredith Corp.	671,393	1,136,850
282,000	News Corp., Cl. A	4,078,408	7,202,280
16,000	News Corp., Cl. B	300,340	419,840
5,000	Nielsen Holdings NV†	143,932	152,950

		9,666,582	10,064,320

	Real Estate — 0.7%
132,000	Griffin Land & Nurseries Inc.	1,584,503	3,564,000

	Retail — 1.3%
10,000	Barnes & Noble Inc.†	114,525	150,900
40,000	CVS Caremark Corp.	1,366,949	1,934,000
39,000	HSN Inc.	875,124	2,148,120
50,000	Ingles Markets Inc., Cl. A	572,181	863,000
20,000	Safeway Inc.	388,300	361,800
22,000	The Home Depot Inc.	666,670	1,360,700

		3,983,749	6,818,520

			Market
Shares		Cost	Value

	Specialty Chemicals — 0.7%
13,500	Airgas Inc.	$893,974	$1,232,415
115,000	Ferro Corp.†	795,410	480,700
14,000	FMC Corp.	320,954	819,280
14,000	International Flavors & Fragrances Inc.	611,175	931,560

		2,621,513	3,463,955

	Telecommunications — 2.6%
415,000	Cincinnati Bell Inc.†	1,330,072	2,274,200
445,000	Sprint Nextel Corp.†	1,906,273	2,523,150
409,000	Telephone & Data Systems Inc.	8,257,622	9,055,260

		11,493,967	13,852,610

	Wireless Communications — 1.0%
12,000	Millicom International Cellular SA, SDR	907,147	1,037,959
10,000	NII Holdings Inc.†	81,966	71,300
60,000	United States Cellular Corp.†	2,748,540	2,114,400
70,000	Vodafone Group plc, ADR	1,833,112	1,763,300

		5,570,765	4,986,959

	TOTAL COMMON STOCKS	271,638,789	523,684,579

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.0%
$ 109,000	U.S. Treasury Bills, 0.130%††, 03/28/13	108,966	108,992

	TOTAL INVESTMENTS — 99.7%	$271,747,755	523,793,571

	Other Assets and Liabilities (Net) — 0.3%		1,438,387

	NET ASSETS — 100.0%		$525,231,958

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $510 or 0.00% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $271,747,755)	$523,793,571
Cash	2,607
Receivable for investments sold	2,370,118
Receivable for Fund shares sold	458,452
Dividends receivable	463,503
Prepaid expenses	49,705

Total Assets	527,137,956

Liabilities:
Payable for Fund shares redeemed	1,106,860
Payable for investment advisory fees	440,981
Payable for distribution fees	112,100
Payable for accounting fees	3,750
Payable for shareholder services fees	109,285
Other accrued expenses	133,022

Total Liabilities	1,905,998

Net Assets (applicable to 34,556,405 shares outstanding)	$525,231,958

Net Assets Consist of:
Paid-in capital	$280,462,230
Undistributed net investment income	15,410
Accumulated net realized loss on investments and foreign currency transactions	(7,292,200)
Net unrealized appreciation on investments	252,045,816
Net unrealized appreciation on foreign currency translations	702

Net Assets	$525,231,958

Shares of Capital Stock, each at $0.001 par value:
Class AAA:

Net Asset Value, offering, and redemption price per share ($1,192,386 ÷ 78,370 shares outstanding; 50,000,000 shares authorized)	$15.21

Class A:
Net Asset Value and redemption price per share ($494,047,730 ÷ 32,425,478 shares outstanding; 100,000,000 shares authorized)	$15.24

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.17

Class B:
Net Asset Value and offering price per share ($152,401 ÷ 11,402 shares outstanding; 50,000,000 shares authorized)	$13.37	(a)

Class C:
Net Asset Value and offering price per share ($8,913,618 ÷ 666,655 shares outstanding; 50,000,000 shares authorized)	$13.37	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($20,925,823 ÷ 1,374,500 shares outstanding; 50,000,000 shares authorized)	$15.22

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $291,242)	$11,679,457
Interest	4,483

Total Investment Income	11,683,940

Expenses:
Investment advisory fees	5,125,619
Distribution fees - Class AAA	2,190
Distribution fees - Class A	1,215,278
Distribution fees - Class B	2,854
Distribution fees - Class C	83,023
Shareholder services fees	396,784
Shareholder communications expenses	129,866
Legal and audit fees	86,932
Directors’ fees	78,102
Custodian fees	73,158
Registration expenses	58,257
Accounting fees	45,000
Interest expense	292
Miscellaneous expenses	44,140

Total Expenses	7,341,495

Less:
Advisory fee reduction on unsupervised assets (Note 3)	(23,876)

Net Expenses	7,317,619

Net Investment Income	4,366,321

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	28,816,276
Net realized loss on foreign currency transactions	(19,909)

Net realized gain on investments and foreign currency transactions	28,796,367

Net change in unrealized appreciation/depreciation:
on investments	47,341,087
on foreign currency translations	2,000

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	47,343,087

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	76,139,454

Net Increase in Net Assets Resulting from Operations	$80,505,775

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$ 4,366,321	$ 1,590,274
Net realized gain on investments and foreign currency transactions	28,796,367	55,672,817
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	47,343,087	(57,598,707)

Net Increase/(Decrease) in Net Assets Resulting from Operations	80,505,775	(335,616)

Distributions to Shareholders:
Net investment income
Class AAA	(10,039)	(2,088)
Class A	(4,086,739)	(1,503,279)
Class C	(23,827)	—
Class I	(223,510)	(54,644)

	(4,344,115)	(1,560,011)

Net realized gain
Class AAA	(61,140)	(69,961)
Class A	(26,498,049)	(51,630,300)
Class B	(9,662)	(76,227)
Class C	(534,094)	(926,019)
Class I	(1,117,552)	(988,739)

	(28,220,497)	(53,691,246)

Total Distributions to Shareholders	(32,564,612)	(55,251,257)

Capital Share Transactions:
Class AAA	489,781	464,595
Class A	(32,559,337)	(74,177,539)
Class B	(531,574)	(1,157,931)
Class C	444,913	1,431,050
Class I	11,425,616	1,641,005

Net Decrease in Net Assets from Capital Share Transactions	(20,730,601)	(71,798,820)

Redemption Fees	1,511	55,515

Net Increase/(Decrease) in Net Assets	27,212,073	(127,330,178)
Net Assets:
Beginning of period	498,019,885	625,350,063

End of period (including undistributed net investment income of $15,410 and $13,011, respectively)	$525,231,958	$498,019,885

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)											Ratios to Average Net Assets /
		from Investment Operations			Distributions								Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2012	$13.87	$0.14	$2.20	$2.34	$(0.14)	$(0.86)	—	$(1.00)	$0.00	$15.21	17.0%	$ 1,192	0.92%	1.42%	3%
2011	15.58	0.07	(0.08)	(0.01)	(0.05)	(1.65)	—	(1.70)	0.00	13.87	0.1	634	0.45	1.43	6
2010(c)	14.37	0.00(b)	1.70	1.70	(0.03)	(0.46)	—	(0.49)	0.00	15.58	11.8	275	0.00(d)(e)	1.43(e)	14
Class A
2012	$13.89	$0.13	$2.21	$2.34	$(0.13)	$(0.86)	—	$(0.99)	$0.00	$15.24	17.0%	$494,048	0.85%	1.42%	3%
2011	15.59	0.05	(0.05)	0.00(b)	(0.05)	(1.65)	—	(1.70)	0.00	13.89	0.1	480,414	0.29	1.43	6
2010	12.58	0.01	3.46	3.47	(0.00)(b)	(0.46)	—	(0.46)	0.00	15.59	27.6	607,818	0.05	1.43	14
2009	9.00	0.04	3.69	3.73	(0.04)	(0.11)	—	(0.15)	0.00	12.58	41.4	449,865	0.36	1.52	5
2008	16.78	0.04	(7.47)	(7.43)	(0.04)	(0.03)	$(0.28)	(0.35)	0.00	9.00	(44.2)	366,568	0.28	1.41	4
Class B
2012	$12.27	$(0.02)	$1.98	$1.96	—	$(0.86)	—	$(0.86)	$0.00	$13.37	16.1%	$ 152	(0.17)%	2.17%	3%
2011	14.04	(0.08)	(0.04)	(0.12)	—	(1.65)	—	(1.65)	0.00	12.27	(0.7)	640	(0.56)	2.18	6
2010	11.45	(0.09)	3.14	3.05	—	(0.46)	—	(0.46)	0.00	14.04	26.6	1,844	(0.72)	2.18	14
2009	8.24	(0.03)	3.35	3.32	—	(0.11)	—	(0.11)	0.00	11.45	40.3	3,850	(0.38)	2.27	5
2008	15.46	(0.06)	(6.85)	(6.91)	—	(0.03)	$(0.28)	(0.31)	0.00	8.24	(44.6)	4,252	(0.48)	2.16	4
Class C
2012	$12.30	$0.02	$1.95	$1.97	$(0.04)	$(0.86)	—	$(0.90)	$0.00	$13.37	16.1%	$ 8,914	0.12%	2.17%	3%
2011	14.07	(0.06)	(0.06)	(0.12)	—	(1.65)	—	(1.65)	0.00	12.30	(0.7)	7,789	(0.43)	2.18	6
2010	11.47	(0.09)	3.15	3.06	—	(0.46)	—	(0.46)	0.00	14.07	26.7	7,378	(0.70)	2.18	14
2009	8.25	(0.04)	3.37	3.33	—	(0.11)	—	(0.11)	0.00	11.47	40.4	6,314	(0.39)	2.27	5
2008	15.48	(0.06)	(6.86)	(6.92)	—	(0.03)	$(0.28)	(0.31)	0.00	8.25	(44.6)	5,686	(0.47)	2.16	4
Class I
2012	$13.88	$0.19	$2.18	$2.37	$(0.17)	$(0.86)	—	$(1.03)	$0.00	$15.22	17.2%	$ 20,926	1.25%	1.17%	3%
2011	15.58	0.09	(0.05)	0.04	(0.09)	(1.65)	—	(1.74)	0.00	13.88	0.4	8,543	0.57	1.18	6
2010	12.56	0.04	3.48	3.52	(0.04)	(0.46)	—	(0.50)	0.00	15.58	28.0	8,035	0.31	1.18	14
2009	8.99	0.06	3.69	3.75	(0.07)	(0.11)	—	(0.18)	0.00	12.56	41.6	4,647	0.59	1.27	5
2008(f)	15.87	0.08	(6.57)	(6.49)	(0.08)	(0.03)	$(0.28)	(0.39)	0.00	8.99	(40.8)	3,528	0.66(e)	1.16(e)	4

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class AAA Shares on April 30, 2010 through December 31, 2010.
(d)	Amount represents less than 0.005%.
(e)	Annualized.
(f)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

See accompanying notes to financial statements.

The Gabelli Value Fund Inc.

Notes to Financial Statements

1. Organization. The Gabelli Value Fund Inc. was incorporated on July 20, 1989 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$ 70,547,540	—	$ 0	$ 70,547,540
Energy and Utilities	21,135,313	—	0	21,135,313
Equipment and Supplies	16,753,840	—	510	16,754,350
Other Industries (a)	415,247,376	—	—	415,247,376
Total Common Stocks	523,684,069	—	510	523,684,579
U.S. Government Obligations	—	$108,992	—	108,992
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$523,684,069	$108,992	$510	$523,793,571

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at December 31, 2012.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease undistributed net investment income by $19,807 and decrease accumulated net realized loss on investments and foreign currency transactions by $19,807.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$ 4,344,013	$ 4,945,856
Net long-term capital gains	28,220,599	50,305,401
Total distributions paid	$32,564,612	$55,251,257

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$2,399
Undistributed long-term capital gains	323,877
Net unrealized appreciation on investments and foreign currency translations	244,443,452

Total	$244,769,728

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$279,350,821	$259,990,227	$(15,547,477)	$244,442,750

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2012, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $23,876.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $2,000 per year. The Chairman of the Nominating Committee and Proxy Voting Committee each receive an annual fee of $2,500. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $13,763,001 and $61,564,547, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $38,127 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally, the Distributor retained a total of $16,690 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $1,511 and $55,515, respectively.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	35,116	$526,378	97,971	$1,561,106
Shares issued upon reinvestment of distributions	4,720	71,179	5,251	72,049
Shares redeemed	(7,173)	(107,776)	(75,143)	(1,168,560)

Net increase	32,663	$489,781	28,079	$464,595

Class A
Shares sold	1,764,709	$26,711,110	1,884,560	$30,149,325
Shares issued upon reinvestment of distributions	1,896,070	28,649,609	3,591,880	49,352,430
Shares redeemed	(5,822,119)	(87,920,056)	(9,865,497)	(153,679,294)

Net decrease	(2,161,340)	$(32,559,337)	(4,389,057)	$(74,177,539)

Class B
Shares sold	2,675	$37,727	161	$1,950
Shares issued upon reinvestment of distributions	673	8,921	5,903	71,669
Shares redeemed	(44,078)	(578,222)	(85,285)	(1,231,550)

Net decrease	(40,730)	$(531,574)	(79,221)	$(1,157,931)

Class C
Shares sold	114,405	$1,530,380	139,653	$2,003,019
Shares issued upon reinvestment of distributions	34,866	462,331	58,471	711,590
Shares redeemed	(115,625)	(1,547,798)	(89,563)	(1,283,559)

Net increase	33,646	$444,913	108,561	$1,431,050

Class I
Shares sold	990,796	$14,936,898	282,617	$4,570,830
Shares issued upon reinvestment of distributions	79,120	1,194,715	27,499	377,290
Shares redeemed	(311,123)	(4,705,997)	(210,200)	(3,307,115)

Net increase	758,793	$11,425,616	99,916	$1,641,005

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Gabelli Value Fund Inc.

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Value Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Value Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Value Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]
INTERESTED DIRECTORS[3] :
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1989	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011- 2012)
INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 77	Since 1989	35	President of the law firm of Anthony J. Colavita, P.C.	—

Robert J. Morrissey	Since 1989	6	Partner in the law firm of Morrissey,	—
Director			Hawkins & Lynch
Age: 73

Anthony R. Pustorino	Since 1989	13	Certified Public Accountant; Professor	Director of The LGL Group, Inc.
Director			Emeritus, Pace University	(diversified manufacturing)
Age: 87				(2002-2010)

Werner J. Roeder, MD	Since 2001	22	Medical Director of Lawrence Hospital and	—
Director			practicing private physician
Age: 72

The Gabelli Value Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.142, $0.133, $0.039, and $0.173 per share for Class AAA, Class A, Class C, and Class I, respectively, and long-term capital gains totaling $28,220,599, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2012 which was derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.02%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI VALUE FUND INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer, GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant, Professor Emeritus,

Pace University

Werner J. Roeder,

MD Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President, Secretary, and Acting Chief

Compliance Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York

Mellon

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q412AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,867 for 2011 and $38,867 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2011 and $3,625 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Gabelli Value Fund Inc.

By (Signature and Title)*  /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date    3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date    3/8/2013

By (Signature and Title)*   /s/ Agnes Mullady

                                                 Agnes Mullady, Principal Financial Officer and Treasurer

Date    3/8/2013

* Print the name and title of each signing officer under his or her signature.